EXHIBIT 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q of Iomai Corporation (the “Company”) for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned to his knowledge hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanley C. Erck Stanley C. Erck
Chief Executive Officer

/s/ Russell P. Wilson Russell P. Wilson
Chief Financial Officer

Dated: November 14, 2006